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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                                  Form 8-K



                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 22, 2004



                           AMERITYRE CORPORATION
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        (Exact name of registrant as specified in its charter)


          NEVADA                    33-94318-C             87-0535207
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



                1501 Industrial Road, Boulder City, Nevada  89005
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                     (Address of principal executive office)


Registrant's telephone number, including area code: (702) 294-2689
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              Item 1.01 Entry into a Material Definitive Agreement

     Effective September 22, 2004, Amerityre Corporation (the "Company") entered into an agreement with Centurion Holdings, LLC ("Centurion") that provides for Amerityre to form an Advisory Group and for Centurion to provides the following services:

     1. For a period of two years, commencing on September 22, 2004, Centurion will consult with and assist the Company in connection with: (a) the development of a 5-year operating strategy and a 3-year operating plan for the Company that focuses on increasing the Company's market value based on strategic partnering and technology licensing; (b) structuring the Company's equity with a view toward placing equity securities for minimum offering proceeds of $10,000,000; (c) obtaining a NASDAQ listing for its common stock, and such other matters as the Company's Board of Directors may determine during the two year term and any extension thereof.

     2. Lee Iacocca and Joseph Grano, Jr., will serve as Chairman and Vice-Chairman, respectively, of the Company's Advisory Group for a minimum of two years commencing as of the date hereof, to be extended for one additional year on the mutual consent of the Company and the individuals.

     3. The purpose of the Advisory Group is to provide advice to the Company's Board of Directors with respect to the matters identified in paragraph 1 above and such other matters as the Board of Directors shall determine from time to time. The Advisory Group will consist of such other persons as may be designated by the Board of Directors from time to time. The Advisory Group shall have no policy-making power, no voting rights, and no management authority with respect to the Company. The Advisory Group will meet at least once per fiscal quarter and will provide a report to the Board of Directors regarding the activities of the Advisory Group. Advisory Group members will also be available for consultation with the Board of Directors from time to time, as the Board of Directors requests.

     4. The Company will pay to Centurion the following compensation: (a) commencing on the last day of the month during which occurs the closing of the sale by the Company of its equity securities or of securities convertible into its equity securities in an amount (aggregating all such sales from and after the date hereof) of $10,000,000, and on the last day of each month thereafter until September 30, 2006, the Company will pay Centurion $41,667 per month;
(b) reimburse Centurion for all reasonable out-of-pocket expenses associated with the performance by it of the services described herein, in an amount up to a maximum of $250,000 per year; and (c) issue options to acquire an aggregate of 3,000,000 shares of the Company's common stock.

     5. The Name of the Option holders and the number of Option shares issuable on exercise of the Options are set forth below:

     Name of Option Holder                 Number of Option Shares
     ---------------------                 -----------------------
     Centurion Holdings, L.L.C.                     1,300,000
     Lee Iacocca                                    1,000,000
     Nasser J. Kaseminy                               650,000
     Robert Guinta                                     50,000

     6. The closing price per share of the Company's common stock on September 13, 2004, the date the Board of Directors authorized the grant of the Options was $6.95. The exercise price for the Options is $7.00 per share (the "Exercise Price"), subject to the terms, conditions and restrictions set forth in the Options.

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     7. The Options are exercisable as follows: (a) one-third of the total
Options are exercisable on the earlier of September 13, 2006 or the first day after the Closing Price of the Company's common stock has equaled or exceeded a price equal to 150% of the Exercise Price for 20 consecutive trading days;
(b) one-third of the total Options are exercisable on the earlier of September 13, 2006 or the first day after the Closing Price has equaled or exceeded a price equal to 175% of the Closing Price for 20 consecutive trading days; and
(c) one-third of the total Options are exercisable on the earlier of September 13, 2006 or the first day after the Closing Price has equaled or exceeded a price equal to 200% of the Closing Price for 20 consecutive trading days.

     8. All Options that are not exercised on or before September 12, 2009, expire and will no longer be exercisable. "Closing Price" means (a) the closing price of the common stock if the common stock is then traded on a national securities exchange, (ii) the last sale price if the common stock is then quoted on the NASDAQ National Market System or (iii) the average of the closing representative bid and asked prices of the common stock as reported on NASDAQ on the date as of which fair market value is being determined.

     9. The options may be exercised by delivery to the Company of the option price by check (bank check, certified check or personal check) in the amount of the Shares being purchased.

     10. At any time or times after September 22, 2005, holders holding at least two thirds of the options may make written request to the Company to register all or a part of the option shares having a reasonably anticipated aggregate offering price, net of underwriting discounts and commissions, that exceeds $5,000,000. Also, if the Company determines to register any of its securities either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form which does not permit secondary sales, the Company may include the option shares in such registration.

                          Item 8.01. Other Events

Effective September 24, 2004, the Company agreed to extend until October 24, 2004, the Closing Date, for the Manufacturing and Distribution License Agreement and related agreements (collectively, the "Agreement") between the Company and Liberty Circle S.A., a Panamanian corporation ("Liberty Circle"). Under the terms of the Agreement, Liberty Circle was to have made an initial payment of $3,125,000 of the approximately $6.5 million transaction by September 3, 2004.

The Company had granted Liberty Circle an extension to September 24, 2004, because of delays Liberty Circle had experienced related to the closing of its acquisition of the real property in Panama, where Liberty Circle intends to construct its manufacturing facility. Liberty has now requested that the closing date be extended to October 24, 2004. Liberty Circle has represented to the Company that it cleared title and closed the acquisition of the real property in Panama, however, it has encountered delays associated with the transfer of funds internationally and complying with the requirements of the Patriot Act.

The Company agreed to extend the date for closing in exchange for payment of an additional $500,000 under the terms of the Agreement, bringing the total payments Amerityre is to received under the Agreement to $7.0 million.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                       AMERITYRE CORPORATION



Date: September 27, 2004               /S/ Richard A. Steinke, C.E.O.